SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549
- -----------------------------------------------------



                          FORM 8-K

                      CURRENT REPORT

          Pursuant to Section 13 or 15(d) of
          the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):
                                    June 4, 1996
                                   (May 21, 1996)

                     TrustCo Bank Corp NY

    ---------------------------------------------------
  (Exact name of registrant as specified in its charter)


                           New York
             ----------------------------------
       (State or other jurisdiction of incorporation)


          0-10592                       14-1630287
          -------                    ---------------
(Commission File Number)   (IRS Employer Identification No.)

  192 Erie Boulevard, Schenectady, New York     12305

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(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:

(518) 377-3311

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TrustCo Bank Corp NY


Item 5.   Other Events

Letter to Shareholders dated May 21, 1996, discussing results of Annual Meeting held May 20, 1996. Attached is a copy of the Letter to Shareholders, labeled as Exhibit 99(a).


Item 7. (c) Exhibits
         Reg S-K
         Exhibit No.      Description
        _____________     _____________
             99(a)       Letter to Shareholders dated May 21,
                         1996, discussing results of Annual
                         Meeting held on May 20, 1996.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  June 4, 1996

                                 TrustCo Bank Corp NY
                                 (Registrant)


                                 By: /s/Robert T. Cushing
                                    ________________________
                                    Robert T. Cushing
                                    Vice President and
                                    Chief Financial
                                    Officer



        Exhibits Index
       __________________


The following exhibits are filed herewith:


Reg S-K Exhibit No.      Description
__________________       ___________
     99(a)               Letter to Shareholders
                         dated May 21, 1996,
                         discussing results of
                         Annual Meeting held on
                         May 20, 1996.





                                          Exhibit 99(a)

TRUSTCO
Bank Corp NY
_____________________________________________________________
Subsidiary:  Trustco Bank, National Association

                                     Robert A. McCormick
                                     President and
                                     Chief Executive
                                     Officer





May 21, 1996




TO OUR SHAREHOLDERS:

I would like to report to you the results of our Annual
Meeting held May 20, 1996. The TrustCo shareholders were asked to vote on three proposals this year. All three proposals were approved by overwhelming majorities of the shares outstanding.

The first proposal dealt with the election of four directors to serve for three year terms. All four were elected and include:


      Lionel O. Barthold, Chairman, Power Technologies, Inc

      Richard J. Murray, Jr., President, R.J. Murray, Inc

      William D. Powers, Chairman, New York Republican State
      Committee

      William F. Terry, Senior Vice President, Trustco Bank,
      N.A.

The second proposal authorized amendment of the Certificate of Incorporation of TrustCo Bank Corp NY to increase the number of authorized shares.

The third proposal ratified the adoption of KPMG Peat
Marwick LLP as the independent certified public accountants for TrustCo for 1996.

We thank all the shareholders who returned their proxies.
Your support and confidence are greatly appreciated.

I would also like to report that today the Board of Directors declared a regular quarterly dividend of $0.275 per share. The dividend is payable July 1, 1996 to shareholders of record at the close of business on June 7, 1996.

Thank you for the confidence you have placed in TrustCo.

                                    Sincerely,


                                    /s/ R. McCormick


    320 State Street * Schenectady, NY  12305
    (518) 377-3311